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                                                                   Exhibit 10.35


                            URBANLINK REORGANIZATION
                              DEFINITIVE AGREEMENT

THIS AGREEMENT Dated For Reference the _____ day of April, 2000

BETWEEN:

         360NETWORKS INC.

         ("360")

AND:

         WORLDWIDE FIBER HOLDINGS LTD.

         ("WFHL")

AND:

         WFI URBANLINK LTD.

         ("Urbanlink")

AND:

WHEREAS:

A. 360 and WFHL desire to effect a reorganization, as described in this Agreement, by which certain of the Canadian assets of 360 and its Subsidiaries will be transferred to Urbanlink, and by which the shareholdings of Urbanlink will be reorganized.

B. 360, WFHL and Urbanlink have entered into this Agreement to record their respective rights and obligations with respect to the reorganization, and certain incidental rights and obligations.

IN CONSIDERATION of the mutual agreements in this Agreement and subject to the terms and conditions specified in this Agreement, the parties agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

1.1  DEFINITIONS

In this Agreement, including the recitals and the schedules, the following words and expressions have the following meanings unless the context otherwise requires:

"360-Holdco" means 360 Urbanlink Ltd., an Alberta corporation.

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"Affiliate" of any Person means any other Person that, directly or indirectly, controls or is controlled by or is under common control with such Person, and for the purposes of this definition "control" (including correlative meanings of the terms "controlled by" and "under common control with") means the power to direct or cause the direction of the management and policies of any Person, whether through the ownership of shares or by contract or otherwise.

"Assumed Contracts" means those agreements that are assigned to, and assumed by, Urbanlink as part of the Urbanlink Reorganization.

"Carrier Holdco" means Urbanlink Holdings Ltd., an Alberta corporation.

"Closing Date" means such date as 360 and WFHL may select, acting reasonably, prior the closing of 360's initial public offering, or such other date as may be agreed between 360 and WFHL.

"FOTS3" means Worldwide Fiber (F.O.T.S.) No. 3, Ltd., an Alberta corporation.

"Municipal Access Agreements" means Municipal Access Agreements entered into by Urbanlink, or assigned to Urbanlink, prior to the effective date of the Urbanlink Reorganization.

"NOC" means 360's Network Operating Center located on the 14th Floor, 1066 West Hastings Street, Vancouver, British Columbia.

"Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity or a foreign state or political subdivision thereof or any agency of such state or subdivision.

"Services" means Worldwide Fiber Network Services Ltd., an Alberta corporation.

"Subsidiary" shall have the meaning provided in the BUSINESS CORPORATIONS ACT (CANADA).

"TransferCos" shall have the meaning provided in Schedule 1.

"Transaction Documents" means this Agreement and all such other documents as may be executed and delivered pursuant to this Agreement or pursuant to any other Transaction Documents or that are incidental to the Urbanlink Reorganisation.

"Underlying Rights" shall have the meaning provided in Schedule 2.

"Urbanlink Assets" means the assets described in Schedule 2.

"Urbanlink Reorganization" means the reorganization described in Schedule 1.

"Urbanlink" means WFI Urbanlink Ltd., an Alberta corporation.

"WFNL" means Worldwide Fiber Networks Ltd., an Alberta corporation.


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1.2  SCHEDULES

The following schedules are attached to and form part of this Agreement:

               Schedule            Title
               --------            -----
                  1                Urbanlink Reorganization
                  2                Urbanlink Assets
                  3                Sublease

                                   ARTICLE 2
                            URBANLINK REORGANIZATION

2.1  URBANLINK REORGANIZATION

360 and WFHL shall effect the Urbanlink Reorganization, as described in
Schedule 1.

                                   ARTICLE 3
                             INCIDENTAL OBLIGATIONS

3.1  POST CLOSING OBLIGATIONS

Without limiting the generality of Section 4.9, to the extent that Schedule 1 or
Schedule 2 contemplates the execution on the Closing Date of co-location agreements, subleases, sublicences and other agreements incidental to the Urbanlink Reorganization, and to the extent that consents from third parties are required for any of the transfers, assignments, sublicences or other transactions contemplated in Schedule 1 or Schedule 2, then to the extent that any of the foregoing have not been entered into or obtained prior to the Closing Date, 360 and WFHL shall use all reasonable commercial efforts, and 360 and WFHL shall cause Urbanlink to use all reasonable commercial efforts, to enter into the same or to obtain the same as soon as may be practicable after the Closing Date.

3.2  SWAPS

Urbanlink and 360 acknowledge and agree that it may be necessary or desirable, from time to time, for 360 (or the Subsidiaries of 360) and Urbanlink to swap strands or other telecommunications assets. Each of 360 and Urbanlink will act reasonably and in good faith in considering a request by the other to effect such a swap. If 360 and Urbanlink agree to effect such a swap, then 360 and Urbanlink shall act reasonably and in good faith in negotiating the definitive agreements relating to such swap. If 360 and Urbanlink are unable to reach agreement on the terms of such definitive agreements, either 360 or Urbanlink may refer the matter to arbitration pursuant to Section 4.1 of this Agreement.

3.3  OTHER SERVICES

360 and Urbanlink acknowledge that it may be necessary or desirable for 360 or Subsidiaries of 360 to provide other services to Urbanlink from time to time, and that it may be necessary or desirable for Urbanlink to provide other services to 360 or Subsidiaries of 360 from time to time.


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Each of 360 and Urbanlink agrees to act reasonably and in good faith in considering a request by the other for the provision of such services. To the extent that the terms for the provision of such services are not specifically addressed in an agreement executed and delivered pursuant to this Agreement, or otherwise specifically addressed in an agreement between Urbanlink and 360 or a Subsidiary of 360, such services shall be provided:

     (a) at a fee for such services equal to the cost of such services plus a markup appropriate to the telecommunications industry, considering the nature and extent of such services; and

     (b) otherwise on terms agreed to between 360 and Urbanlink, acting reasonably and in good faith.

If 360 and Urbanlink are unable to reach agreement on such fees and such terms, either 360 or Urbanlink may refer the matter to arbitration pursuant to
Section 4.1 of this Agreement.

3.4  ADJUSTMENTS

Following the Closing Date, 360, the TransferCos, and Urbanlink shall make adjustments between themselves as provided below:

     (a) The parties confirm and declare that the purchase price for each transfer to Urbanlink is to be the fair market value thereof, as agreed between the parties pursuant to the various Transaction Documents that effect the transfers (subject to adjustment as provided therein if such fair market value is disputed by taxing authorities). It is the intention of the parties that the transfer of the assets be effected on reasonable economic terms, providing a reasonable return to each party and to each TransferCo and not imposing an unreasonable or disproportionate economic burden on any party or any TransferCo or any other Subsidiary of 360.

     (b) Accordingly, following the Closing Date, the parties shall adjust between themselves (and 360 shall cause the TransferCos to adjust), from time to time, with respect to the following matters:

          (i) The parties shall, and 360 shall cause each of the TransferCos to, adjust the terms of the Transaction Documents as may be necessary, acting reasonably, to effect the intent described in Subsection 3.5(a).

          (ii) Without limiting the generality of the foregoing, all costs, expenses and payments that relate to the cost of the builds (including, without limitation, charges for Underlying Rights, but only for the term expiring on the expiry of the term of the applicable Underlying Rights), construction costs, holdbacks, warranty claims and all costs of performing any assumed obligations where Urbanlink is not entitled to receive the associated revenue shall be paid by 360 or the applicable TransferCo. For greater certainty, this obligation shall continue indefinitely, but 360 shall remain


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                    responsible for all payments for Underlying Rights relating to or necessary for the sale of fiber strands to Urbanlink only in respect of the initial term expiring on the expiry of the term of the applicable Underlying Rights.

          (iii) Except as expressly provided above, the parties shall adjust (and 360 shall cause the TransferCos to adjust) any prepaid or accrued amounts owing pursuant to the Assumed Contracts, with the TransferCos to be responsible for all costs and expenses and to receive all benefits attributable to the period prior to the Closing Date and Urbanlink to be responsible for all costs and expenses and, except as otherwise expressly provided in a Transaction Document, to receive all benefits attributable to the period as of and from the Closing Date.

          (iv) Except as expressly provided above, as of the Closing Date the parties shall also adjust (and 360 shall cause the TransferCos to adjust) utility rates and charges, other income from the transferred assets (unless otherwise expressly provided in a Transaction Documents), taxes, insurance, other amounts received from purchasers, licensees and tenants (unless otherwise expressly provided in a Transaction Document) deposits and interest thereon, fuel, prepaid expenses and all other items normally adjusted between a vendor and purchaser in the sale of similar assets so that Urbanlink shall pay all expenses and receive all income relative to the transferred assets (unless otherwise expressly provided in a Transaction Document) prior to the Closing Date and Urbanlink shall bear and pay all expenses and receive all income relative to the transferred assets from and including the Closing Date.

          (v) Urbanlink shall be responsible for payment of all taxes, rates, duties, assessments and charges levied, rated, charged or assessed in respect of the transferred assets that are payable in respect of all periods of time from and after the Closing Date, and the TransferCos shall be responsible for payment of all taxes, rates, duties, assessments and charges levied, rates, charged or assessed in respect of the transferred assets that are payable in respect of all periods of time before the Closing Date.

          (vi) Without limiting the generality of the foregoing, 360, WFHL and Urbanlink acknowledge and agree that certain of the expenditures that Urbanlink might be required to make under the Municipal Access Agreements relate to telecommunications facilities installed, constructed and/or owned by persons other than Urbanlink including, without limiting the generality of the foregoing, Ledcor Industries Limited (an affiliate of WFHL which was once an owner of certain strands in respect of which some of the Municipal Access Agreements were given) and Subsidiaries of 360. The parties shall adjust between themselves, from time to time, any amounts payable under the Municipal Access Agreements, to effect a just and equitable allocation of such payments among the persons


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                    receiving the economic benefit of the telecommunications
                    facilities to which the Municipal Access Agreements relate.

If the parties are unable to reach agreement on the terms of any adjustment, any party may refer the matter to arbitration pursuant to Section 4.1 of this Agreement.

                                   ARTICLE 4
                                    GENERAL

4.1  ARBITRATION

All disputes arising out of or in connection with this contract, or in respect of any defined legal relationship associated therewith or derived therefrom, shall be referred to and finally resolved by arbitration under the Rules of the British Columbia International Commercial Arbitration Centre. The appointing authorities shall be the British Columbia International Commercial Arbitration Centre. The case shall be administered by the British Columbia International Commercial Arbitration Centre in accordance with its "Procedures for Cases Under the BCICAC Rules". The place of arbitration shall be Vancouver, British Columbia, Canada.

4.2  GOVERNING LAW AND ATTORNMENT

This Agreement will be governed by and construed in accordance with the substantive laws of British Columbia and the federal laws of Canada applicable in British Columbia, without regard to the conflict of law rules of British Columbia. Subject to Section 4.1, the parties irrevocably submit to and accept generally and unconditionally the exclusive jurisdiction of the courts and appellate courts of British Columbia with respect to any legal action or proceeding which may be brought at any time relating in any way to this Agreement. Each of the parties irrevocably waives any objection it may now or in the future have to the venue of any such action or proceeding, and any claim it may now or in the future have that any such action or proceeding has been brought in an inconvenient forum.

4.3  TIME OF THE ESSENCE OF THE AGREEMENT

Unless otherwise specifically provided in this Agreement, time will be of the essence of this Agreement and of the transactions contemplated by this Agreement.

4.4  REMEDIES NOT EXCLUSIVE

The remedies provided to the parties under this Agreement are cumulative and not exclusive to each other, and any such remedy will not be deemed or construed to affect any right which any of the parties is entitled to seek at law, in equity or by statute.

4.5  NOTICES

Any notice, direction, request or other communication required or contemplated by any provision of this Agreement will be given in writing and will be given by delivering or faxing or emailing the same to the parties as follows:


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     (a)  To 360 at:

          Suite 1510, 1066 West Hastings Street
          Vancouver, B.C.  V6E 3X1

          Attention:     Catherine McEachern
          Fax No.:       (604) 681-0994
          Email:         catherine.meachern@wwfiber.com

     (b)  To WFHL at:

          Suite 1000, 1066 West Hastings Street
          Vancouver, B.C.  V6E 3X1

          Attention:     Bill Ramsey
          Fax No.:       (604) 681-5372
          Email:         bill.ramsey@wwfiber.com

     (c)  To Urbanlink at:

          Suite 1000, 1066 West Hastings Street
          Vancouver, B.C.  V6E 3X1

          Attention:     Bill Ramsey
          Fax No.:       (604) 681-5372
          Email:         bill.ramsey@wwfiber.com

Any such notice, direction, request or other communication will be deemed to have been given or made on the date on which it was delivered or, in the case of fax or email, on the next business day after receipt of transmission. Any party may change its fax number or address for service or email address from time to time by written notice in accordance with this section.

4.6  ASSIGNMENT

This Agreement is not assignable by WFHL or 360 without the prior written consent of the other, such consent not to be unreasonably withheld or delayed, or by Urbanlink without the consent of 360 and WFHL. Any attempt by any party to assign any of the rights or to delegate any of the duties or obligations of this Agreement without such prior written consent is void.

4.7  FORCE MAJEURE

The failure or delay of any party to this Agreement to perform any obligation under this Agreement solely by reason of acts of God, acts of civil or military authority, civil disturbance, war, strikes or other labour disputes or disturbances, fire, transportation contingencies, shortage of facilities, fuel, energy, labour or materials, or laws, regulations, acts or orders of any governmental agency or official, other catastrophes, or any other circumstance beyond its reasonable control ("Force Majeure") will be deemed not to be a breach of this Agreement so long as the party so prevented from complying with this Agreement has not contributed to such


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Force Majeure, has used reasonable efforts to avoid such Force Majeure or to ameliorate its effects, and continues to take all actions within its power to comply as fully as possible with the terms of this Agreement. In the event of any such Force Majeure, performance of the obligations will be deferred until the Force Majeure ceases. This section will not apply to excuse a failure to make any payment when due.

4.8  COUNTERPARTS

This Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All of these counterparts will for all purposes constitute one agreement, binding on the parties, notwithstanding that all parties are not signatories to the same counterpart. A fax transcribed copy or photocopy of this Agreement executed by a party in counterpart or otherwise will constitute a properly executed, delivered and binding agreement or counterpart of the executing party.

4.9  WAIVER

No failure or delay on the part of any party in exercising any power or right under this Agreement will operate as a waiver of such power or right. No single or partial exercise of any right or power under this Agreement will preclude any further or other exercise of such right or power. No modification or waiver of any provision of this Agreement and no consent to any departure by any party from any provision of this Agreement will be effective until the same is in writing. Any such waiver or consent will be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any party in any circumstances will entitle such party to any other or further notice or demand in similar or other circumstances.

4.10 FURTHER ASSURANCES

Each of the parties will promptly execute and deliver to the other at the cost of the other such further documents and assurances and take such further actions as the other may from time to time request in order to more effectively carry out the intent and purpose of this Agreement and to establish and protect the rights, interests and remedies intended to be created in favour of the other.

4.11 ENTIRE AGREEMENT

This Agreement and any documents and agreements to be delivered pursuant to this Agreement supersede all previous invitations, proposals, letters, correspondence, negotiations, promises, agreements, covenants, conditions, representations and warranties with respect to the subject matter of this Agreement. There is no representation, warranty, collateral term or condition or collateral agreement affecting this Agreement, other than as expressed in writing in this Agreement. No trade terms or trade usages are to be incorporated by reference implicitly or otherwise into this Agreement, unless expressly referred to in this Agreement.


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

4.12 AMENDMENTS

No change or modification of this Agreement will be valid unless it is in writing and signed by each party to this Agreement.

4.13 INVALIDITY OF PARTICULAR PROVISION

If any provision of this Agreement or any part of any provision (in this section called the "Offending Provision") is declared or becomes unenforceable, invalid or illegal for any reason whatsoever including, without limiting the generality of the foregoing, a decision by any competent courts, legislation, statutes, bylaws or regulations or any other requirements having the force of law, then the remainder of this Agreement will remain in full force and effect as if this Agreement had been executed without the Offending Provision.

4.14 CURRENCY

Unless otherwise specified all sums of money expressed in this Agreement are in the lawful money of Canada.

4.15 NUMBER AND GENDER

Unless the context of this Agreement otherwise requires, to the extent necessary so that each clause will be given the most reasonable interpretation, the singular number will include the plural and vice versa, the verb will be construed as agreeing with the word so substituted, words importing the masculine gender will include the feminine and neuter genders, words importing persons will include firms and corporations and words importing firms and corporations will include individuals.

4.16 HEADINGS AND CAPTIONS

The headings and captions of sections and paragraphs contained in this Agreement are all inserted for convenience of reference only and are not to be considered when interpreting this Agreement.

4.17 ACKNOWLEDGEMENT OF RECEIPT

Each of the parties acknowledges receiving an executed copy of this Agreement.

4.18 ENUREMENT

Subject to the restrictions on transfer contained in this Agreement, this Agreement will enure to the benefit of and be binding on the parties and their respective heirs, executors, administrators, successors and assigns.

                     [THE NEXT PAGE IS THE EXECUTION PAGE]


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IN WITNESS WHEREOF the parties have executed this Agreement as of the date stated on the first page.

360NETWORKS INC.                             WORLDWIDE FIBER HOLDINGS LTD.


Per:                                         Per:

-----------------------------------          -----------------------------------
Signature                                    Signature



WFI URBANLINK LTD.


Per::

-----------------------------------
Signature


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                                   SCHEDULE 1

                            URBANLINK REORGANIZATION


PART 1 - STEPS COMPLETED PRIOR TO THE REORGANIZATION

1.1  The authorized share capital of Urbanlink has been amended.

1.2  360 has incorporated 360-Holdco.

1.3  360 has incorporated Carrier Holdco.

1.4 360 has obtained the fairness opinion required under its High Yield Debt Indentures.

PART 2 - TRANSFERS OF ASSETS

2.1 Each of the relevant 360 Subsidiaries (collectively "TransferCos") shall transfer assets to Urbanlink in exchange for a series of Urbanlink preferred shares with a redemption amount equal to the estimated fair value of the transferred assets, reduced by the amount of any liabilities assumed by Urbanlink. A separate series of Urbanlink preferred shares shall be issued to each TransferCo. The assets to be transferred in exchange for such shares shall be those assets described in Sections 1.1, 1.2, 1.3, 1.4, 3.1, 4.1, 4.3, 4.4, 5.1 and 6.1 on Schedule 2.

2.2 Urbanlink and FOTS3 shall enter into the IRU agreement for the two marine strands in British Columbia waters, as described in Section 3.1 on
     Schedule 1.

2.3 360 shall transfer to Urbanlink, and Urbanlink shall assume all employment obligations in respect of, certain employees (approximately 15) to be determined by agreement between Urbanlink and 360.

2.4 360, the relevant Subsidiaries of 360, and Urbanlink shall enter into a Sublease having the terms described in Schedule 3.

PART 3 - TRANSFERS TO 360-HOLDCO

3.1 The TransferCos shall transfer their Urbanlink preferred shares and Urbanlink common shares to 360-Holdco, in return for mirror image preferred shares and common shares of 360-Holdco.

PART 4 - 360-HOLDCO TRANSFER TO CARRIER HOLDCO AND ISSUANCE OF SHARES TO 360-HOLDCO

4.1 360-Holdco shall subscribe for Carrier Holdco voting non-participating shares representing 1/3 of the total number of such shares to be issued, for nominal consideration.


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4.2  360-Holdco shall transfer its Urbanlink preferred shares and Urbanlink common shares to Carrier Holdco in return for Carrier Holdco non-voting participating shares representing 51% of the total number of such shares to be issued.

PART 5 - WFHL TRANSFER TO CARRIER HOLDCO AND WFHL ISSUANCE OF SHARES TO WFHL

5.1 WFHL shall subscribe for Carrier Holdco voting non-participating shares representing 2/3 of the total number of such shares to be issued, for nominal consideration.

5.2 WFHL shall transfer to Carrier Holdco Subordinate Voting Shares of 360 having a fair market value equal to 49/51 of the fair value of the Urbanlink preferred shares and Urbanlink common shares transferred by 360-Holdco to Carrier Holdco determined using the price to the public of the Subordinate Voting Shares in 360's initial public offering (the "IPO Price"), and WFHL shall receive in return Carrier Holdco non-voting participating shares representing 49% of the total number to be issued. As the Closing Date shall occur before the IPO, the number of shares transferred on the Closing Date shall be calculated on the assumption that the IPO Price is US$17.00 and the number of transferred shares shall be adjusted as soon as practicable after the Closing Date to equal the number of shares determined using the IPO Price.

PART 6 - POST CLOSING TRANSFERS

6.1 From time to time after the completion of those segments of the builds that are not complete on the Closing Date and the final allocation or designation of the specific strands to be transferred, as more particularly described in Sections 2.1 and 2.2 of Schedule 2, on a date or dates to be determined by agreement between 360 and WFHL, acting reasonably, the TransferCos shall transfer assets to 360-Holdco for a series of 360-Holdco preferred shares having a redemption amount equal to the estimated fair value of the transferred assets, reduced by the amount of any liabilities assumed by 360-Holdco. A separate series of 360-Holdco preferred shares shall be issued to each TransferCo. The assets to be transferred in exchange for such shares shall be those assets described in Sections 2.1, 2.2, 2.3 and 2.4 on Schedule 2 (collectively, the "Post-Closing Assets").

6.2 360-Holdco shall transfer the Post-Closing Assets to Carrier Holdco for a number of common shares to be determined by considering the estimated fair value of the Post-Closing Assets (reduced by the amount of any liabilities assumed by Carrier Holdco), the estimated fair value of the then issued Carrier Holdco shares, and the estimated fair value of the subscription to be made by WFHL under Section 6.3, in return for Carrier Holdco non-voting participating shares representing 51% of the total number of shares to be issued under Sections 6.2 and 6.3.

6.3 WFHL shall transfer to Carrier Holdco additional Subordinate Voting Shares of 360 having a fair value equal to 49/51 of the estimated fair value of the Post-Closing Assets (reduced by the amount of any liabilities assumed by Carrier Holdco), determined using the then current market prices of the Subordinate Voting Shares, and WFHL shall receive in return Carrier Holdco non-voting participating shares representing 49% of the total number of shares to be issued under Sections 6.2 and 6.3.


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6.4  Carrier Holdco shall transfer the Post-Closing Assets to Urbanlink in return for Urbanlink preferred shares.

PART 7 - GENERAL

7.1 Except where expressly provided to the contrary in the Transaction Documents, elections under Section 85 of the INCOME TAX ACT (Canada) shall be filed by the transferor and the transferee in respect of each of the transfers described in this Schedule, to the extent that such transfers are eligible, and such elections shall elect that the transfers be effected at the transferor's cost amount for the transferred assets, unless otherwise agreed between 360 and WFHL.

7.2 For the transfers described in this Schedule appropriate adjustments shall be made for deposits, prepaid amounts and receivables in respect of each of the IRU agreements and other agreements that are transferred.

PART 8 - FINAL STRUCTURE

8.1 The TransferCos and WFNL shall together own 100% of the outstanding shares of 360-Holdco.

8.2 360-Holdco shall own 51% of the Carrier Holdco non-voting participating shares and 33.3% of the Carrier Holdco voting non-participating shares.

8.3 WFHL shall own 49% of the Carrier Holdco non-voting participating shares and 66.67% of the Carrier Holdco voting non-participating shares.

8.4  Carrier Holdco shall own 100% of the outstanding shares of Urbanlink.


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                                   SCHEDULE 2

                                URBANLINK ASSETS

Urbanlink Assets means the assets to be transferred to Urbanlink as part of the Urbanlink Reorganization, being the following assets:

PART 1   - STRANDS TO BE TRANSFERRED AT THE CLOSING

1.1 Two strands on each of the following routes shall be transferred by the applicable 360 Subsidiaries to Urbanlink at the Closing:

          See Exhibit 2(1.1)

1.2 The following strands on the following routes shall also be transferred at the Closing by the applicable 360 Subsidiaries to Urbanlink, in each case subject to the terms of the associated IRU agreement described below, which IRU agreement shall be assumed and performed by Urbanlink:

          See Exhibit 2(1.2)

1.3 Together with the above strands, the applicable 360 Subsidiaries shall transfer to Urbanlink a proportionate interest in the support structures (to the extent available for transfer). At the Closing, or as soon as practicable thereafter, the applicable 360 Subsidiaries shall also grant to Urbanlink, by sublicense, a non-exclusive right to use and enjoy, in common with all others having rights with respect to other strands forming part of the fiber optic cable containing the above strands, each license, easement, right-of-way or similar right (the "Underlying Rights") owned, held, acquired or hereafter acquired by such 360 Subsidiaries, on the same terms and conditions upon which such rights are usually granted to third parties by 360 and on and subject to the terms and conditions set out in the agreements governing such Underlying Rights, with respect to lands or buildings through which such fiber optic cable passes. If the applicable Underlying Rights do not permit a transfer of strands to Urbanlink, the applicable 360 Subsidiary and Urbanlink shall enter into an IRU agreement for such strands.

1.4 At the Closing, or as soon as practicable thereafter, the relevant 360 Subsidiaries shall grant to Urbanlink a license to use:

     (a) with reference to the strands referred to in Section 1.1, such co-location facilities and/or communications shelters along the applicable routes as would be granted by 360 to a third party acquiring the number of strands described in Section 1.1, on and subject to the terms and conditions that would apply to a similar grant of rights to a third party purchaser of such strands; and

     (b) with respect to the strands described in Section 1.2, such co-location facilities and/or communications shelters along the applicable routes as are necessary to


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          allow Urbanlink to perform its obligations in respect of such facilities and/or shelters as described in the IRU agreements assumed under Section 1.2.

PART 2 - STRANDS TO BE TRANSFERRED UPON THE COMPLETION OF THE FIBER OPTIC FACILITIES OF WHICH THE STRANDS ARE A PART

2.1 Two strands on each of the following routes shall be transferred by the applicable 360 Subsidiaries to Urbanlink on the completion of the applicable segment of the build and the final allocation or designation of the specific strands to be transferred:

          See Exhibit 2(2.1)

2.2 The following strands on the following routes shall be transferred by the applicable 360 Subsidiary to Urbanlink on the completion of the applicable segment of the build and the final allocation or designation of the specific strands to be transferred, in each case subject to the terms of the associated IRU agreement described below, which IRU agreement shall be assumed and performed by Urbanlink:

          See Exhibit 2(2.2)

2.3 Together with the above strands, the applicable 360 Subsidiaries shall transfer to Urbanlink a proportionate interest in the support structures (to the extent available for transfer). On the completion of the applicable segment of the build, and the final allocation or designation of the specific strands to be transferred the applicable 360 Subsidiaries shall also grant to Urbanlink, by sublicense, a non-exclusive right to use and enjoy, in common with all others having rights with respect to other strands forming part of the fiber optic cable containing the strands, the Underlying Rights owned, held, acquired or hereafter acquired by such 360 Subsidiaries, on the same terms and conditions upon which such rights are usually granted to third parties by 360 and on and subject to the terms and conditions set out in the agreements governing such Underlying Rights, with respect to lands or buildings through which such fiber optic cable passes. If the applicable Underlying Rights do not permit a transfer of strands to Urbanlink, the applicable 360 Subsidiary and Urbanlink shall enter into an IRU agreement for such strands.

2.4 On the completion of the applicable segment of the build and the final allocation or designation of the specific strands to be transferred, the relevant 360 Subsidiaries shall grant to Urbanlink a license to use:

     (a) with reference to the strands referred to in Section 2.1, such co-location facilities and/or communications shelters along the applicable routes as would be granted by 360 to a third party acquiring the number of strands described in Section 2.1, on and subject to the terms and conditions that would apply to a similar grant of rights to a third party purchaser of such strands; and

     (b) with respect to the strands described in Section 2.2, such co-location facilities and/or communications shelters along the applicable routes as are necessary to allow Urbanlink to perform its obligations in respect of such facilities and/or shelters as described in the IRU agreements assumed under Section 2.2.

PART 3 - IRUS TO BE GRANTED TO URBANLINK

3.1 With reference to that portion of the Vancouver to Victoria to Seattle build that is located in a submarine cable in Canadian waters, FOTS3 shall grant to Urbanlink a sub-IRU of two strands.

PART 4 - TELECOMMUNICATIONS EQUIPMENT

4.1 The following telecommunications equipment, which has been acquired and received by 360 Subsidiaries, shall be transferred by the applicable 360 Subsidiaries to Urbanlink at the Closing:

          See Exhibit 2(4.1)

4.2 The purchase orders and purchase agreements for the acquisition of additional telecommunications equipment shall be assigned by the applicable 360 Subsidiaries to Urbanlink at the Closing.

4.3 Together with the equipment transferred pursuant to Sections 4.1 and 4.2, the relevant 360 Subsidiaries shall, to the extent permitted by the underlying documents and agreements, transfer an applicable and appropriate interest in the underlying warranties and maintenance agreements.

PART 5 - FACILITIES

5.1 At the Closing, or as soon as practicable thereafter, the relevant 360 Subsidiaries shall transfer to Urbanlink those lease and co-location agreements that relate to facilities that will be used exclusively or primarily by Urbanlink.

5.2 At the Closing, or as soon as practicable thereafter, the relevant 360 Subsidiary shall enter into a sublease with Urbanlink, by which the relevant 360 Subsidiary shall sublease to Urbanlink premises at 5500 Explorer Driver, Mississauga, Ontario.

PART 6 - NOC

6.1 The relevant 360 Subsidiary shall transfer to Urbanlink the NOC assets, being an element management system consisting of hardware and software that monitor network operations.

PART 7 - CONTRACTS AND INCIDENTAL ASSETS

7.1 At the Closing, the relevant 360 Subsidiaries shall transfer and assign to Urbanlink such additional equipment, furniture, agreements, license, permits, documents and ancillary rights as 360 and WFHL may determine by agreement between them.

                                   SCHEDULE 3

                                    SUBLEASE


The Sublease shall be on the following terms:

1.   The parties to the Sublease shall be Urbanlink and the relevant 360
     Subsidiary.

2. The sublease premises shall be at 5500 Explorer Drive, Mississauga, Ontario. The precise location and area of the subleased premises shall be determined by agreement between Urbanlink and 360, acting reasonably.

3. The rent charged for the Sublease shall be calculated based on the area of the subleased premises and the rent per square foot charged under the applicable head lease.

4. The Sublease shall otherwise be on the same terms as the head lease, and Urbanlink shall pay to 360 or to the applicable 360 Subsidiary a proportionate amount of all charges payable under the head lease including, without limitation, taxes, common area expenses and utilities charges.

                                 EXHIBIT 2(1.1)


-----------------------------------------------------------------------------------------------------------------
                              MILE                                   DUCT        TUBE       STRAND        STRAND
SEGMENTS                      POINTS      ROW         KILOMETER      COLOUR     COLOUR      NUMBER         TYPE
-----------------------------------------------------------------------------------------------------------------
FROM CALGARY TO EMERSON                   CP            1,443        Orange      Brown       41-42        SMF-28

FROM CP TRACKS AT CAMBIE ST.              CP            1,032        Orange      Brown       41-42        SMF-28
VANCOUVER TO CALGARY

FROM 301 INDUSTRIAL AVE. TO               CP              3          Orange      Brown       41-42        SMF-28
CP TRACKS AT CAMBIE ST.

OAK STREET BRIDGE TO 301                  CN             11          Orange      Brown       41-42        SMF-28
INDUSTRIAL, VANCOUVER

US BORDER TO VICTORIA TO OAK              CN             84          Orange      Brown       41-42        SMF-28
STREET BRIDGE

EDMONTON CN TRACKS TO                     CN             11          Orange      Brown       41-42        SMF-28
EDMONTON BRETTVILLE JUNCTION

EDMONTON BRETVILLE JUNCTION               CN            1,958        Orange      Brown       41-42        SMF-28
TO THUNDER BAY

THUNDER BAY TO TORONTO                    CN            1,402        Orange      Brown       41-42        SMF-28

TORONTO TO BROCKVILLE

Union Station to Parliament   333.8 to    TTR            12          Orange      Rose       121-122        Leaf
St.(Kingston)                 332.8

Parliament St to Scarborough  332.8 to    CN             23          Orange      Rose       121-122        Leaf
(Kingston)                    7.24

Scarborough to Pickering      325.56 to   CN             299         Orange      Rose       121-122        Leaf
Jct. (Kingston)               311.4

Pickering Jct. To Brockville  311.4 to    CN                         Orange      Rose       121-122        Leaf
(Kingston)                    125.7
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                              MILE                                   DUCT        TUBE       STRAND        STRAND
SEGMENTS                      POINTS      ROW         KILOMETER      COLOUR     COLOUR      NUMBER         TYPE
-----------------------------------------------------------------------------------------------------------------
BROCKVILLE TO SMITH FALLS     27.8 to     StL&H          45          Orange      Rose       121-122        Leaf
                              0.0

SMITH FALLS TO OTTAWA (VIA)
STATION

Smith Falls to Alexander      34.5 to     StL&H          0.2         Orange      Rose       121-122        Leaf
St.(Smiths Falls)             34.38

Alexander St. to CN Radio     34.38 to    CN              1          Orange      Rose       121-122        Leaf
Site (Smiths Falls)           34.05

CN Radio Site to Richmond     34.05 to    VIA            34          Orange      Rose       121-122        Leaf
(Smiths Falls)                13.0

Richmond to Federal (Smiths   13.0 to 0.0 CN             21          Orange      Rose       121-122        Leaf
Falls)

Federal to Union Station      6.0 to 0.9  CN             10          Orange      Rose       121-122        Leaf
(Beachburg)

BORDER TO TORONTO

U.S. Border to Fort Erie      0.6 to 1.0  CN              1          Orange      Rose       121-122        Leaf
(Stamford)

Fort Erie to Port Robinson    1.0 to      CN             36          Orange      Rose       121-122        Leaf
(Stamford)                    23.14

Port Robinson to Merriton     1.27 to 7.9 CN             11          Orange      Rose       121-122        Leaf
(Thorld Spur)

Merriton to Hamilton          9.5 to      CN             55          Orange      Rose       121-122        Leaf
(Grimsby)                     43.66

Hamilton to Canpa (Oakville)  39.3 to 8.5 CN             50          Orange      Rose       121-122        Leaf

Canpa to Windsor St.          8.5 to 0.5  CN             13          Orange      Rose       121-122        Leaf
(Oakville)

OTTAWA TO QUEBEC BORDER

Union Station to Hawthorne    76.5 to     CN              6           Temp       Rose       121-122        Leaf
Diamond (Alexandria)          2.72

Hawthorne Diamond to          72.72 to    CN             0.4                     Rose       121-122        Leaf
Hawthorne (Alexandria)        72.5

Hawthorne to Quebec Border    72.5 to     VIA            97                      Rose       121-122        Leaf
(Alexandria)                  12.5
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                              MILE                                   DUCT        TUBE       STRAND        STRAND
SEGMENTS                      POINTS      ROW         KILOMETER      COLOUR     COLOUR      NUMBER         TYPE
-----------------------------------------------------------------------------------------------------------------
QUEBEC BORDER TO TASCHEREAU

Quebec Border to Coteau       12.5 to 0.0 VIA           20.11        Orange      Rose      121 - 122       Leaf
Jct.(Alexandria)

Coteau Jct. To Dorion         38.0 to     CN            22.04        Orange      Rose      121 - 122       Leaf
(Kingston)                    24.3

Dorion to Dorval (Kingston)   24.3 to     CN            22.53        Orange      Rose      121 - 122       Leaf
                              10.3

Dorval to Taschereau Yard     11.6 to 9.0 CN            4.18         Orange      Rose      121 - 122       Leaf
(Montreal)

MONTREAL CENTRAL TO QUEBEC    1.28 to 1.5 CN           259.79        Orange      Rose       121-122        Leaf
CITY

US BORDER TO CAMBRIDGE

US Border to Collage Ave      226.30 to   CN/StL&H        2          Orange      Rose       121-122        Leaf
                              225.21

Collage Avenue to Hyde Park   111.8 to    StL&H          174         Orange      Rose       121-122        Leaf
Road                          3.9

Hyde Park Road to London      3.9 to 0.0  StL&H           6          Orange      Rose       121-122        Leaf

London to Airport Road        114.6 to    StL&H           8          Orange      Rose       121-122        Leaf
                              109.48

Airport Road to Cambridge     109.48 to   StL&H          84          Orange      Rose       121-122        Leaf
                              57.2
-----------------------------------------------------------------------------------------------------------------


                                 EXHIBIT 2(1.2)


                                      NONE

                                 EXHIBIT 2(2.1)

--------------------------------------------------------------------------------------------------------------------
                                MILE                                        DUCT         TUBE      STRAND    STRAND
          SEGMENTS             POINTS            ROW       KILOMETER       COLOUR       COLOUR     NUMBER     TYPE
--------------------------------------------------------------------------------------------------------------------
CAMBRIDGE TO HALWEST

Cambridge South Junction     0.8 to 11.2        StL&H          17          Orange        Rose     121-122     Leaf
(Waterloo)

South Junction to Kitchener  3.5 to 0            GEX           6           Orange        Rose     121-122     Leaf
(Huron Park)

Kitchener to Silver (Guelph) 63.05 to 29.98      GEX           53          Orange        Rose     121-122     Leaf

Silver to Halwest (Halton)   24.16 to 11.13      CN            21          Orange        Rose     121-122     Leaf

TASCHEREAU TO MONTREAL
STATION

Taschereau Yard to Jct. W/   N/A                 CN           1.22         Orange        Rose    121 - 122   SMF-28
St. Laurent Sub.

Taschereau Yard to Jonction  146.2 to 141.6      CN           7.40         Orange        Rose    121 - 122   SMF-28
de L'Est (St. Laurent)

Jonction de L'Est to         6.0 to 0.8          CN           8.37         Orange        Rose    121 - 122   SMF-28
Central Station
(Deux-Montagnes)

MONTREAL TO US BORDER                                                                            2 strands

QUEBEC CITY TO HALIFAX                                                                           2 strands
--------------------------------------------------------------------------------------------------------------------


                                 EXHIBIT 2(2.2)



                     As may be agreed between the parties.



Definitive Agreement Executed Verstion